                                                         ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-93319 for Hartford Life and Annuity Insurance Company Separate Account VL I on Form S-6.




                                                      /s/ Arthur Andersen LLP
Hartford, Connecticut
April 11, 2000